UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 30, 2006

TOYOTA MOTOR CREDIT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	1-9961	95-3775816
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

19001 South Western Avenue Torrance, California		90501
(Address of Principal Executive Offices)		(Zip Code)

(310) 468-1310
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01               Financial Statements and Exhibits.

The purpose of this Form 8-K is to file the following exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Distribution Agreement, dated March 30, 2006 between Toyota Motor Credit Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Form of Fixed Rate Global Medium-Term Note

4.2	Form of Floating Rate Global Medium-Term Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION
(Registrant)

	By:	/s/ George Borst
Date: March 30, 2006		George Borst
President and Chief Executive Officer